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                      SIXTH AMENDMENT TO LICENSE AGREEMENT

         THIS SIXTH AMENDMENT TO LICENSE AGREEMENT ("Sixth Amendment") is made and entered into this 15th day of August, 2001, effective as of June 30, 2001, by and between KOSS CORPORATION, a Delaware corporation ("LICENSOR"), and JIANGSU ELECTRONICS INDUSTRIES LIMITED, a British Virgin Islands company ("LICENSEE").

                                    RECITALS

         WHEREAS, LICENSOR and LICENSEE (by way of assignment) are parties to a certain License Agreement between LICENSOR and Trabelco N.V. dated November 15, 1991 ("Original License Agreement"), as amended by an Amendment to License Agreement dated November 15, 1991 ("First Amendment"), a Second Amendment to License Agreement dated September 29, 1995 ("Second Amendment"), a Third Amendment and Assignment of License Agreement dated as of March 31, 1997 ("Third Amendment"), a Fourth Amendment to License Agreement dated May 29, 1998 ("Fourth Amendment"), and a Fifth Amendment to License Agreement dated March 30, 2001 ("Fifth Amendment") (the Original License Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are hereinafter collectively referred to as the "License Agreement"); and

         WHEREAS, the parties now desire to further amend certain terms and provisions of the License Agreement and to renew the License Agreement as hereinafter provided; and

         WHEREAS, as an inducement to LICENSOR to amend the License Agreement and enter into this Sixth Amendment, Orient Power Holdings Limited, a Bermuda company, desires to reaffirm its guarantee of the obligations of LICENSEE under the License Agreement and this Sixth Amendment by executing the Consent of Guarantor in the form of Exhibit F attached hereto.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The parties hereto agree to renew the License Agreement for the Contract Year starting January 1, 2002 and ending December 31, 2002.

         2. Section 7.3 of the License Agreement (as amended by the Third Amendment, the Fourth Amendment and the Fifth Amendment) is hereby deleted in its entirety and the following inserted in its place.


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                  7.3      LICENSEE shall pay to LICENSOR the following Minimum
                           Royalties for the Contract Years set forth below:

                             Year                           Minimum Royalties
                             ----                           -----------------
                             2001                               $500,000
                             2002                               $500,000

                           If the sum of the total Royalties paid with respect to a Contract Year does not equal or exceed the Minimum Royalties for such Contract Year, the difference between the Minimum Royalties and the Royalties for such Contract Year shall be due and payable on each January 20 following such Contract Year.

         3. The parties hereto agree that this Sixth Amendment has been jointly drafted by the parties, that the language used in this Sixth Amendment reflects their mutual intent, and that no term or provision shall be construed more or less favorably to either party hereto on the grounds that it was drafted or authorized by such party.

         4. Except as hereby amended, the License Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment on the day and year first above written.


                                KOSS CORPORATION



                                By:  /s/ Michael J. Koss
                                     -------------------
                                Print  Name: Michael J. Koss
                                Title: President/CEO


                                JIANGSU ELECTRONICS INDUSTRIES LIMITED



                                By: /s/ Poon Ka Hung
                                    ----------------
                                Print Name:  Poon Ka Hung
                                Title:  Chief Executive Officer











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                                                                       EXHIBIT F

                              CONSENT OF GUARANTOR

         The undersigned, Orient Power Holdings Limited, a Bermuda company ("Orient Power"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consents to the foregoing Sixth Amendment to License Agreement ("Sixth Amendment") and reaffirms its guarantee of the performance by Jiangsu Electronics Industries Limited ("Jiangsu Electronics") or any sublicensee of Jiangsu Electronics (Jiangsu Electronics and any sublicensee are hereinafter collectively referred to as "Jiangsu") of all of Jiangsu's obligations under (a) the Sixth Amendment and (b) that certain License Agreement between Koss Corporation, as Licensor, and Trabelco N.V., as Licensee, dated November 15, 1991, as amended by an Amendment to License Agreement dated November 15, 1991, and a Second Amendment to License Agreement dated September 29, 1995, and a Third Amendment and Assignment of License Agreement dated as of March 31, 1997 between Trabelco N.V., Jiangsu Electronics, Hagemeyer Electronics (N.A.), Inc., Hagemeyer Consumer Products, Inc. d/b/a/ Koss Electronics Products, KCP Limited and Koss Corporation, and a Fourth Amendment to License Agreement dated May 29, 1998, and a Fifth Amendment to License Agreement dated March 30, 2001 (collectively, that certain License Agreement and the amendments thereto are hereinafter collectively referred to as the "License Agreement"). Orient Power also guarantees the payment to Koss Corporation of any and all amounts owed to Koss Corporation by Jiangsu under the Sixth Amendment and the License Agreement, including but not limited to, the royalty obligations and indemnity obligations of Jiangsu thereunder.

                                             ORIENT POWER HOLDINGS LIMITED


Dated: 08/15/01                              By:  /s/ Poon Ka Hung
                                                  ----------------
                                             Name:  Poon Ka Hung
                                             Title:  Chief Executive Officer






































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